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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 -----------

                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               December 1, 1997
                  (Date of Report - earliest event reported)


                          DURA PHARMACEUTICALS, INC.
            (Exact name of registrant as specified in its charter)

          DELAWARE                     000-19809                95-3645543
(State or other jurisdiction          (Commission            (I.R.S. Employer
      of incorporation)               File Number)          Identification No.)

      7475 LUSK BOULEVARD, SAN DIEGO, CALIFORNIA                 92121
       (Address of principal executive offices)                 (Zip Code)

         REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE IS (619) 457-2553


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Item 5.       Other Events.

    On October 21, 1997, Dura Pharmaceuticals, Inc. (the "Company") announced that it had signed a definitive merger agreement (the "Merger Agreement") with Scandipharm, Inc. ("Scandipharm"). On December 1, 1997, the Company announced it had terminated the Merger Agreement. The Company has been advised by counsel for Scandipharm that Scandipharm does not believe the Company has the right to terminate the Merger Agreement and that Scandipharm reserves all rights under such agreement. Scandipharm is an Alabama-based distributor of pharmaceutical products for the treatment of cystic fibrosis.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     C. Exhibits

    99.1 Press Release dated December 1, 1997.


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                                  SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DURA PHARMACEUTICALS, INC.




Date: December 1, 1997                 /s/ Mitchell R. Woodbury
                                       --------------------------------------
                                       Sr. Vice President, General Counsel